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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Sypris Solutions, Inc (the "Company") on Form 10-Q for the period ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   October 30, 2002                        By:     /s/ Jeffrey T. Gill
      ------------------------                      ----------------------------
                                                          Jeffrey T. Gill
                                                     President & Chief Executive
                                                              Officer

Date:   October 30, 2002                        By:     /s/ David D. Johnson
      ------------------------                      ----------------------------
                                                          David D. Johnson
                                                        Vice President & Chief
                                                           Financial Officer